Exhibit 10.1

[xG Letterhead]

July 14, 2015

To each Purchaser identified on the signature pages hereto

Re:	xG Technology Inc. – Securities Purchase Agreement dated as of June 11, 2015 (the “Purchase Agreement”)

Gentlemen:

Reference is made to the Purchase Agreement, a copy of which is attached hereto as Exhibit A. Capitalized terms not otherwise defined in this letter of amendment (“Letter Agreement”) have the respective meanings ascribed to them in the Purchase Agreement and other Transaction Documents, as that term is defined.

The purpose of this Letter Agreement is to increase the size of the funding issued pursuant to the Purchase Agreement. In accordance with Section 5.5 of the Purchase Agreement and in consideration of the covenants set forth in this Letter Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Purchasers of Note(s) issued pursuant to the Purchase Agreement, the Company and the Purchasers hereby agree as follows:

1)	Section 2.1 of the Purchase Agreement is hereby amended by replacing “$1,050,000” with “$1,470,000” and by replacing “$1,166,666” with “$1,633,333.”
2)	Section 2.1 of the Purchase Agreement is hereby amended by replacing “$1,050,000” with “$1,470,000” and by replacing “$1,166,666” with “$1,633,333.”
3)	Forms of the Note(s) issued to each Purchaser are attached hereto as Exhibit B.
4)	The Company reaffirms all Representations and Warranties in Section 3.1 of the Purchase Agreement as of the date of this Letter Agreement, except as scheduled on Schedule 1 to this Letter Agreement.
5)	Each Purchaser reaffirms all Representations and Warranties in Section 3.2 of the Purchase Agreement as of the date of this Letter Agreement.
6)	Schedule 3.1(r) to the Purchase Agreement is reaffirmed to provide for a placement fee of 5% on the additional amounts set forth in this Letter Agreement or $20,000.

Please confirm your agreement with the foregoing by signing a copy of this Letter Agreement in the space indicated and by initialing the Exhibits attached hereto and by returning the same to the undersigned. Upon due execution of this Letter Agreement, this Letter Agreement and all exhibits and schedules thereto will become a proper amendment to the Purchase Agreement pursuant to Section 5.5 of said agreement.

Letter Agreement

July 14, 2015

This Letter Agreement may be executed in counterparts.

Sincerely,

xG Technology INC.

By:
Name:
Title:

Address for Notice:

With a copy (which shall not constitute notice) to:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASERS FOLLOWS]

Letter Agreement

July 14, 2015

READ, ACCEPTED AND AGREED TO:

[PURCHASER SIGNATURE PAGES TO xG Technology LETTER AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Letter Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser: ____________________________________

Name of Authorized Signatory: ____________________________________

Title of Authorized Signatory: ____________________________________

Email Address of Authorized Signatory: ____________________________________

Facsimile Number of Authorized Signatory: ____________________________________

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Closing Principal Amount:

Closing Subscription Amount:

EIN Number: _______________________

Letter Agreement

July 14, 2015

EXHIBIT A

SECURITIES PURCHASE AGREEMENT

Letter Agreement

July 14, 2015

EXHIBIT A

FORM OF NOTE

Letter Agreement

July 14, 2015

SCHEDULE 1

UPDATED OR AMENDED REPRESENTATIONS AND WARRANTIES OR SCHEDULES OF COMPANY

[Nothing further on this page; updated schedules follow on next pages]

Letter Agreement

July 14, 2015

Schedule 3.1(g) – Capitalization

Letter Agreement

July 14, 2015

Schedule 3.1(i) – Material Changes; Undisclosed Events, Liabilities or Developments